 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CURTIS W. FOX

In connection with the Annual Report of Electronic Corporate Filing Services, Inc. , a Nevada corporation (the "Company"), on Form SB-2, dated September 15, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Curtis W. Fox, Sole Officer/Director of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d)   of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 9/15/03

/s/Curtis W. Fox
Curtis W. Fox
Sole Officer/Director
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